UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

PACIFIC SPORTS EXCHANGE INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56466	83-1189007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identifica-tion No.)

3055 NW Yeon Ave, #236

Portland, OR 97210

(Address of Principal Executive Offices)

(971) 279-2764

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

Effective September 23, 2024, Timothy Conte and Jennifer Whitesides, the previous officers and directors and majority shareholders of Pacific Sports Exchange Inc., a Delaware corporation (the “Company”), entered into a stock purchase agreements for the sale of an aggregate of 10,000,000 shares of Common Stock of the Company, representing approximately 70% of the issued and outstanding shares of Common Stock of the Company as of such date, to Alpine Elite Holdings Ltd., and as such it is able to unilaterally control the election of our board of directors, all matters upon which shareholder approval is required and, ultimately, the direction of our Company.

Also on September 6, 2024 Mr. Conte and Ms. Whitesides resigned from all executive officer positions with the Company, including Chief Executive Officer and President, and as members of the Board, and Huang Hua Shang was appointed as Chief Executive Officer, Chief Financial Officer, Secretary and sole Director.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

The business background descriptions of the newly appointed officer and director is as follows:

Huang Hua Shang - Chief Executive Officer and Director

Mr Huang, born in 1982, attended Guangxi Yongbu Gulf University, graduated with Bachelor degree in Logistics Management. Mr Huang has been working at Baiyewang Logistics Co., Ltd since 2015 and was performing the role of an Accounts Executive from 2015 to 2018. From 2018 to February 2024, Mr Huang was the Operations Director at the company. Since February, Mr Huang has been pursuing personal interests until being appointed as CEO of Pacific Sports Exchange.

Item 8.01 Other Events.

Change in Address of Company

Effective September 6, 2024, the Company’s location and the location of the Company’s books and records has changed from 2149 Rio De Janeiro Ave., Punta Gorda, FL 33983, to 3055 NW Yeon Ave, #236, Portland, OR 97210.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Sports Exchange Inc.

Date: September 27, 2024	By:	/s/ Huang Hua Shang
Name: Huang Hua Shang
Title: CEO

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